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                                                                  EXHIBIT 99.2


                THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
       BOATMEN'S AUTO TRUST 1995-A DISTRIBUTION DATE STATEMENT TO
                           CERTIFICATEHOLDERS
                             JULY 15, 1996

Principal Distribution Amount                                     $0.00
Principal Per $1,000 Certificate                                  $0.00

Interest Distribution Amount                                    $64,228
Interest Per $1,000 Certificate                                   $5.29

Note Balance:
          Class A-1 Notes                                         $0.00
          Class A-2 Notes                                $77,481,429.98
          Class A-3 Notes                               $101,576,574.00

Note Pool Factor:
          Class A-1 Notes                                     0.0000000
          Class A-2 Notes                                     0.7419674
          Class A-3 Notes                                     1.0000000

Certificate Balance                                      $12,137,649.00

Certificate Pool Factor                                       1.0000000

Servicing Fee                                               $168,008.95
Servicing Fee Per $1,000 Certificate                              $0.55

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